SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

GREENCHOICE INTERNATIONAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-167879	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
12248 Meridian Blvd, Ste H Minden, Nevada 89423
(Address of principal executive offices)
Phone: (775) 473-6624
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 – Unregistered Sales of Equity Securities

On May 29, 2013, Greenchoice International, Inc., (the “Company”) issued 1,000,000 shares of the Company’s restricted common stock (“Shares”) to Antonio Martinez-Guzman, its sole officer and director, valued at $15,000 or $0.015 per share as payment for services rendered to the Company.

The Shares were issued in a transaction, which the Company believes satisfies the requirements of that exemption from registration and prospectus delivery requirements of the Securities Act, which exemption is specified by Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.02 is incorporated by reference into this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENCHOICE INTERNATIONAL, INC.

Date: June 4, 2013

By: /s/ Antonio Martinez-Guzman

Antonio Martinez-Guzman

President & CEO